EXHIBIT 10.2

SIXTH AMENDMENT TO CREDIT AGREEMENT

This Sixth Amendment to Credit Agreement (the “Sixth Amendment”) is made as of this 20th day of November, 2007 by and among

SPECIALTY RETAILERS, INC., a Texas corporation, having its principal place of business at 10201 Main Street, Houston, Texas 77025 (the “Borrower”); and

STAGE STORES, INC., a Nevada corporation, having its principal place of business at 10201 Main Street, Houston, Texas 77025; and

SRI GENERAL PARTNER LLC, a Nevada limited liability company, having its principal place of business at 10201 Main Street, Houston, Texas 77025;

the LENDERS party hereto; and

BANK OF AMERICA, N.A. (f/k/a Fleet National Bank), as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

BANK OF AMERICA, N.A., as successor in interest to Fleet Retail Group, LLC (f/k/a Fleet Retail Group, Inc. and Fleet Retail Finance Inc.), as Administrative Agent and as Collateral Agent for the Lenders (in such capacity, the “Agent”), a national banking association, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110; and

THE CIT GROUP/BUSINESS CREDIT, INC., GENERAL ELECTRIC CAPITAL CORPORATION, AND NATIONAL CITY BUSINESS CREDIT, INC., as Co-Documentation Agents;

WELLS FARGO FOOTHILL, LLC, as Syndication Agent, and

BANC OF AMERICA SECURITIES LLC (successor to Fleet Securities, Inc.), as Arranger;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, on August 21, 2003, certain of the parties hereto, among others, entered into that certain Credit Agreement, as amended by that certain Limited Waiver and First Amendment to Credit Agreement dated as of November 4, 2003, that certain Second Amendment to Credit Agreement dated as of December 31, 2004, that certain Third Amendment to Credit Agreement dated as of December 31, 2005, that certain Fourth Amendment to Credit Agreement dated as of April 20, 2007, and that certain Fifth Amendment to Credit Agreement dated as of June 21, 2007  (as amended and in effect, the “Credit Agreement”); and

WHEREAS, the Loan Parties have advised the Agent and the Lenders that they intend to enter into the Equipment Financing Agreement (as defined below); and

WHEREAS, the Loan Parties have requested that the Agent and the Lenders modify certain of the provisions of the Credit Agreement to permit the Indebtedness incurred by certain of the Loan Parties pursuant to the Equipment Financing Agreement as more fully set forth herein.

NOW, THEREFORE, it is hereby agreed as follows:

1.	Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.	Amendments to Article I. The provisions of Article I of the Credit Agreement are hereby amended as follows:

(a)	by adding the following new definitions in appropriate alphabetical order:

“Equipment Financing Agreement” means that certain  Master Loan and Security Agreement dated November 13, 2007 by and among Specialty Retailers, Inc., as borrower, the Parent, as guarantor, the lenders party thereto, and Banc of America Leasing & Capital, LLC, as agent for the lenders.

(b)	by deleting the definition of “Material Indebtedness” in its entirety and substituting the following in its stead:

“Material Indebtedness” means (a) Indebtedness of Specialty Retailers, Inc. under the Equipment Financing Agreement and (b) Indebtedness (other than the Loans, Letters of Credit and obligations under Leases) of the Borrower in an aggregate principal amount exceeding $5,000,000.   For purposes of determining the amount of Material Indebtedness at any time, the amount of the obligations in respect of any Hedging Agreement at such time shall be Agreement Value.

3.	Amendments to Article VI. The provisions of Article VI of the Credit Agreement are hereby amended as follows:

(a)	Section 6.01(a) of the Credit Agreement is hereby amended by deleting clause (iv) in its entirety and substituting the following in its stead:

“(iv)          Indebtedness of any Loan Party pursuant to the Equipment Financing Agreement or to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the aggregate principal amount of Indebtedness permitted by this clause (iv) shall not exceed $100,000,000 at any time outstanding;”

(b)	Section 6.02 of the Credit Agreement is hereby amended by deleting clause (a) in its entirety and substituting the following in its stead:

“(a)           Liens created under the Loan Documents and the Equipment Financing Agreement;”

4.
Ratification of Loan Documents.  Except as provided herein, all terms and conditions of the Credit Agreement and of the other Loan Documents remain in full force and effect.  The Loan Parties each hereby ratify, confirm, and reaffirm all of the representations and warranties contained therein.

5.	Conditions to Effectiveness. This Sixth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

(a)
This Sixth Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Agent and the Lenders.

(b)
All limited liability company, corporate and shareholder action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Sixth Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

(c)	The Equipment Financing Agreement and all documents entered into in connection therewith shall be in form and substance reasonably satisfactory to the Agent.

(d)	No Default or Event of Default shall have occurred and be continuing.

(e)	The Loan Parties shall have executed such additional instruments, documents and agreements as the Agent may reasonably request.

6.	Miscellaneous.

(a)
This Sixth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b)
This Sixth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)
Any determination that any provision of this Sixth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Sixth Amendment.

(d)
The Loan Parties shall pay all costs and expenses of the Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Sixth Amendment.

(e)
The Loan Parties warrant and represent that the Loan Parties have consulted with independent legal counsel of their selection in connection with this Sixth Amendment and is not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this Sixth Amendment.

IN WITNESS WHEREOF, the parties have hereunto caused this Sixth Amendment to be executed and their seals to be hereto affixed as of the date first above written.

SPECIALTY RETAILERS, INC., as Borrower

By:	/s/ Richard E. Stasyszen
Name:	Richard E. Stasyszen
Title:	Senior Vice President-Finance and Controller

STAGE STORES, INC., as Facility Guarantor

By:	/s/ Richard E. Stasyszen
Name:	Richard E. Stasyszen
Title:	Senior Vice President-Finance and Controller

SRI GENERAL PARTNER LLC, as Facility Guarantor

By:	/s/ Richard E. Stasyszen
Name:	Richard E. Stasyszen
Title:	Manager

BANK OF AMERICA, N.A.
As Administrative Agent, as Collateral Agent, as Swingline Lender and as Lender

By:	/s/ Christine Scott
Name:	Christine Scott
Title:	Principal

BANK OF AMERICA, N.A., as Issuing Bank

By:	/s/ Christine Scott
Name:	Christine Scott
Title:	Principal

WELLS FARGO FOOTHILL, LLC, As Syndication Agent and as Lender

By:	/s/ Yelena Kravchuk
Name:	Yelena Kravchuk
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., As Co-Documentation Agent and as Lender

By:	/s/Jacqueline M. Piccione
Name:	Jacqueline M. Piccione
Title:	Assistant Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, As Co-Documentation Agent and as Lender

By:	/s/ Rebecca A. Ford
Name:	Rebecca A. Ford
Title:	Duly Authorized Signatory

NATIONAL CITY BUSINESS CREDIT, INC., As Co-Documentation Agent and as Lender

By:	/s/ Daniel O’Rourke
Name:	Daniel O’Rourke
Title:	Director